Exhibit 99.1

Cerevel Therapeutics Announces Departure of CFO Kathy Yi

Current Chief Accounting Officer Mark Bodenrader named as interim CFO

Search underway for permanent successor

CAMBRIDGE, Mass. – September 21, 2021 – Cerevel Therapeutics (Nasdaq: CERE), a company dedicated to unraveling the mysteries of the brain to treat neuroscience diseases, announced today that Kathy Yi has resigned her position as chief financial officer to pursue other personal and professional interests. Mark Bodenrader, current vice president, finance and chief accounting officer, will serve as interim chief financial officer, effective immediately, while the company undertakes a search for a permanent successor. Ms. Yi will remain with the company until November 15, 2021 to ensure a smooth transition.

“I want to thank Kathy for her commitment and service over the past two years, during which time Cerevel debuted as a public company, secured significant financing, and strengthened its balance sheet to to bring forward our pipeline of innovative therapies to treat neuroscience diseases,” said Tony Coles, M.D., chairperson and chief executive officer of Cerevel. “Cerevel is in a strong position thanks to Kathy’s financial leadership, and we wish her all the best as she moves on to her next endeavors.”

“I am so proud of all that we have been able to accomplish at Cerevel over the last two years, as we advanced in our journey to create the premier neuroscience company,” said Kathy Yi. “With the company well-capitalized to support its robust pipeline, now is a good time for me to transition to new pursuits.”

About Cerevel Therapeutics

Cerevel Therapeutics is dedicated to unraveling the mysteries of the brain to treat neuroscience diseases. The company is tackling diseases with a targeted approach to neuroscience that combines expertise in neurocircuitry with a focus on receptor selectivity. Cerevel Therapeutics has a diversified pipeline comprising five clinical-stage investigational therapies and several preclinical compounds with the potential to treat a range of neuroscience diseases, including schizophrenia, epilepsy, Parkinson’s disease and substance use disorder. Headquartered in Cambridge, Mass., Cerevel Therapeutics is advancing its current research and development programs while exploring new modalities through internal research efforts, external collaborations or potential acquisitions. For more information, visit www.cerevel.com.

Special Note Regarding Forward-Looking Statements

This press release contains forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to management. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. Actual performance and results may differ materially from those projected or suggested in the forward-looking statements due to various risks and uncertainties, including, among others: clinical trial results may not be favorable; uncertainties inherent in the product development process (including with respect to the timing of results and whether such results will be predictive of future results); the impact of

COVID-19 on the timing, progress and results of ongoing or planned clinical trials; other impacts of COVID-19, including operational disruptions or delays or to our ability to raise additional capital; whether and when, if at all, our product candidates will receive approval from the FDA or other regulatory authorities, and for which, if any, indications; competition from other biotechnology companies; uncertainties regarding intellectual property protection; and other risks identified in our SEC filings, including those under the heading “Risk Factors” in our Quarterly Report on Form 10-Q filed with the SEC on August 11, 2021 and our subsequent SEC filings. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

# # #

Media Contact:

Kate Contreras

Real Chemistry

kcontreras@realchemistry.com

Investor Contact:

Matthew Calistri

Cerevel Therapeutics

matthew.calistri@cerevel.com